U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 5, 2007



                          SENIOR OPTICIAN SERVICE, INC.
             (Exact Name of registrant as specified in its Charter)




        Nevada                        0-28683                     41-1594595
-----------------------          ------------------            ---------------
State of Incorporation           Commission File No.           I.R.S. Employer
                                                              Identification No.

18610 East 32nd Ave., Greenacres, WA                       99016
-----------------------------------------                ----------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number,(   509     )     891       -    8373
                               -----------  -------------    -----------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

The Company's board of directors authorized changing its corporate domicile from the State of Minnesota to the State of Nevada. The change in domicile did not require shareholder approval. Consequently, on August 31, 2007, the Company completed the change in corporate domicile. The new Nevada domiciled Senior Optician Service corporation adopted corporate Bylaws based on Nevada law which differ from its Minnesota Law based By-Laws.

Item 8.01 Other Events

On August 31, 2007, the Company completed the process for changing its corporate domicile from the State of Minnesota to the State of Nevada. The capital structure of the company remains unchanged. The change of domicile was implemented by the formation of a new Nevada corporation named Senior Optician Service, Inc. which was formed on June 25, 2007. The Minnesota Senior Optician Service, Inc. was merged into and with the Nevada Senior Optician Service corporation. The Minnesota corporation disappeared August 31, 2007 following the completion of the merger. The registrant is now domiciled in the State of Nevada.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number             Description

    3.1 Articles of Incorporation Senior Optician Service, Inc., a Nevada corporation.
    3.2             Bylaws  of  Senior   Optician   Service,   Inc.,   a  Nevada
                    corporation
    3.3             Form of Articles of Merger
    3.4             Form of Plan of Merger


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SENIOR OPTICIAN SERVICE, INC.
Dated: September 5, 2007




                                                   By: Patrick Downey, C.P.A.
                                                   --------------------------
                                                   Title: President